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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                AUGUST 6, 1999



                            McLEODUSA INCORPORATED

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
               DELAWARE               0-20763             42-1407240

           (STATE OR OTHER          (COMMISSION         (IRS EMPLOYER
            JURISDICTION             FILE NUMBER)        IDENTIFICATION
            OF INCORPORATION)                            NUMBER)
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
MCLEODUSA TECHNOLOGY PARK
6400 C STREET, S.W., P.O. BOX 3177,
CEDAR RAPIDS, IA                                 52406-3177

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)
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              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (319) 364-0000


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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On August 6, 1999, we sold 1,000,000 shares of our 6.75% Series A cumulative convertible preferred stock, liquidation preference $250 per share (the "Series A preferred stock") in an underwritten public offering. The Series A preferred stock is convertible at the option of the holders into an aggregate of 8,602,890 shares of our Class A common stock at a conversion price of $29.06 per share of Class A common stock, subject to adjustment in certain circumstances. We received approximately $241.5 million in net proceeds from the offering .

     The offering was made pursuant to a Prospectus Supplement dated August 6, 1999 and filed with the SEC on August 9, 1999 pursuant to Rule 424(b) under the Securities Act as part of our universal shelf registration statement on Form S-3.

     Copies of the Certificate of Designations of the form of Series A preferred stock and the form of Series A preferred stock certificate are enclosed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K, and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

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3.1       Certificate of Designations of the 6.75% Series A preferred stock.

4.1       Form of 6.75% Series A preferred stock certificate.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Series A preferred stock.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    McLeodUSA Incorporated


Date:  August 9, 1999               By:  /s/ Randall Rings
                                         -----------------------------
                                         Randall Rings
                                         Vice President, Secretary and
                                         General Counsel
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                                 EXHIBIT INDEX
                                 -------------
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
                                                                                PAGE NUMBER
                                                                                IN SEQUENTIAL
EXHIBIT                                                                         NUMBERING
NUMBER                 EXHIBIT                                                  SYSTEM
---------              -------                                                  -------------
3.1         Certificate of Designations of the 6.75% Series A preferred stock.

4.1         Form of 6.75% Series A preferred stock certificate.

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Series A preferred stock.
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